UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) March 18, 2024

OLD REPUBLIC INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue	Chicago	Illinois	60601
(Address of principal executive offices) (Zip Code)

(312)	346-8100
(Registrant’s telephone number, including area code)

N /A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock / $1 par value	ORI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2024, the Board of Directors (the “Board”) of Old Republic International Corporation (the “Corporation”) increased the size of the Board from 13 to 14 directors (“Board size increase”) and appointed Ms. Therace M. Risch as a Class 2 director to fill the vacancy created as a result of the Board size increase, effective March 18, 2024. Ms. Risch will stand for election by the stockholders at the 2025 annual meeting. Her board committee assignments are to the Audit Committee and the Governance and Nominating Committee. Ms. Risch is currently the Executive Vice President and Chief Information & Technology Officer for American Electric Power Company, Inc. She was previously Executive Vice President and Chief Information & Digital Officer at J.C. Penney Company, Inc. and Executive Vice President and Chief Information Officer at COUNTRY Financial. Additionally, Ms. Risch has 10 years of experience directly in the insurance industry working at the St. Paul Companies, Inc. and COUNTRY Financial.

There is no arrangement or understanding between Ms. Risch and any person or entity concerning her selection as a director and there is no plan, contract, arrangement or material compensation agreement with Ms. Risch, other than that she will receive the same director fees as other directors. Further, neither Ms. Risch nor any member of her immediate family have had any disqualifying relationship with the Corporation during the past two years and she has been affirmatively determined to be an independent director by the Board in accordance with the Listed Company Standards of the New York Stock Exchange and the rules and regulation of the Securities and Exchange Commission concerning independence.

A full text of the Corporation’s announcement is included as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	News Release dated March 18, 2024
104	Cover page Interactive Data file (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: March 18, 2024	By: /s/ Thomas A. Dare
Thomas A. Dare
Senior Vice President,
Secretary and General Counsel